UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.     Report to Stockholders.

Montgomery Street

Income Securities, Inc. (MTS)

Semiannual Report to Stockholders

June 30, 2010 (Unaudited)

Portfolio Manager Review

Montgomery Street Income Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 3.11% for the six-month period ended June 30, 2010. The total return of the Fund, based on the market price of its New York Stock Exchange traded shares, was 8.03% for the same period1. The Fund’s NAV total return underperformed the Barclays Capital U.S. Aggregate Bond Index2, the Fund’s benchmark, which posted a total return of 5.33% for the six-month period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.3

Pacific Investment Management Company (“PIMCO”) replaced Hartford Investment Management Company (“HIMCO”) as the Fund’s portfolio manager on March 15, 2010.

Volatility spiked across global financial markets during the second quarter of 2010 after a relatively calm first quarter. Investors’ confidence was shaken by a range of macroeconomic events, including signs that the U.S. and Chinese economies might be slowing and the ongoing debt crisis in Europe.

U.S. Treasury yields declined across the majority of the yield curve during the six-month period while the yield curve flattened. Yields fell sharply as heightened uncertainty drove a flight to higher quality assets. The 10-year Treasury yield fell 90 basis points during the second quarter, closing at 2.94% on June 30 after barely moving in the first three months of the year. The two-year Treasury note touched an all-time low of 0.59% before finishing the second quarter at 0.61%. In an indication that concerns about disinflation or even deflation were on the rise, the Treasury yield curve flattened during the second quarter as 10 and 30-year Treasury yields fell by more than their shorter maturity counterparts.

The Fund was negatively impacted by a duration underweight during the second quarter, which outweighed the positive impact earlier in the year from a long position to the intermediate portion of the yield curve.

The Fund remained overweight Investment Grade Corporates through the period given the Fund’s focus on income generation. The overweight to credit, specifically within financials, was the largest detractor from returns, as worries over sovereign credit risk in Greece and elsewhere in Europe pressured credit markets across the board. The Fund was positioned to focus on well-capitalized banks and insurance companies that offer value versus the broader market. These holdings are a way to take advantage of the steep yield curve as well as the improved asset quality of money center financial institutions. However, financial companies were among the worst performers during the second quarter amid concern about contagion effects from European banks’ potential losses on sovereign bonds.

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period.

[2]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, consisting of government securities and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. The Index does not include exposure to high yield or non-dollar securities or cash. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

[3]

Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit, and inflation risk; investments may be worth more or less than the original cost when redeemed. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. High-yield, lower-rated, securities involve greater risk than higher-rated securities; portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk, and while generally supported by a government, government-agency or private guarantor there is no assurance that the guarantor will meet its obligations.

Montgomery Street Income Securities, Inc.	1

The Fund’s position in high yield bonds detracted from performance, as high yield underperformed on the heels of a flight to quality and a lagging credit market during the second quarter. Security selection within the sector contributed positively to performance; however, this was outweighed by the negative effect of the overall exposure to the sector.

The Fund maintained an underweight to Agency Mortgage Backed Securities (“MBS”) during the period, which detracted from returns, as the sector outperformed. Limited Agency MBS issuance combined with demand from non-U.S. buyers supported mortgage valuations. The Federal Reserve’s Agency MBS purchase program materially reduced the outstanding tradable Agency MBS supply, leading to poorer liquidity in some sectors of the market. As a result, technicals have driven valuations to all-time rich levels and caused performance to vary significantly across coupons.

Lastly, an underweight to Commercial Mortgage-Backed Securities (“CMBS”) detracted from returns during the first quarter. Despite a challenging environment for the underlying collateral, CMBS were pricing in a far more draconian outlook than likely at the beginning of the year. Moreover, as both the economy and financial markets improved, so did the fundamental health of the CMBS market.

Sector Distribution (Unaudited)

As of June 30, 2010

Sector distribution is subject to change.

Percentages are based on total value of the investment portfolio.

PIMCO believes that the global economy is on a bumpy, multi-year journey toward the “New Normal.” This destination is likely to include: weak growth in developed economies and migration of growth toward emerging markets; a protracted period of private sector balance sheet rehabilitation along with deteriorated public finances; and the increased importance of politics amid heightened government involvement in private markets, especially finance and health care.

2	Montgomery Street Income Securities, Inc.

Achieving self-sustaining growth in final demand will prove an elusive target for developed economies over the next year, suggesting that disinflationary pressures will dominate. Several sources of uncertainty are likely to dampen prospects for global growth in the second half of 2010:

•

Fiscal Austerity Measures — Governments in the U.K., Japan, New Zealand and Germany enacted fiscal austerity measures after observing the reluctance of bond markets to fund Eurozone countries with large deficits. The U.S. has not yet announced an austerity plan. The impact of these initiatives on growth is unclear but is unlikely to be positive.

•	Re-Regulation — The U.S. has enacted complex new regulations for the health care sector and for banking and finance as well. It is difficult to forecast the consequences of this re-regulation.

•

Municipal Balance Sheets — Many state balance sheets face large and growing deficits with little prospect of help from the federal government, which remains focused on job creation at the national level.

•

Renminbi Appreciation — Changes in China’s currency policy should help rebalance global consumption and investment and could support riskier assets, but the pace and extent of renminbi appreciation remains unclear.

Amid the uncertainty of the cyclical outlook, PIMCO expects to remain cautious with risk exposures and look to make tactical shifts to help protect the Fund in the face of high levels of expected volatility.

Quality Distribution (Unaudited)

*	Government includes U.S. Treasury, U.S. Agency and U.S. Treasury Futures

As of June 30, 2010

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio. The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

Montgomery Street Income Securities, Inc.	3

U.S. Treasury Bond Yield Curve (Unaudited)

Source: Bloomberg

Performance is historical and does not guarantee future results.

This material contains the current opinions of the portfolio manager only through the end of the period of the report as stated on the cover. Such opinions are subject to change without notice and should not be construed as a recommendation.

Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and value fluctuate so that an investment in the fund may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE.    NOT A DEPOSIT.

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4	Montgomery Street Income Securities, Inc.

Other Information

Market Price and Net Asset Value

The Fund’s market price was $15.69 as of June 30, 2010, compared with $14.68 as of December 31, 2009. The Fund’s shares traded at a 6.3% discount to net asset value (“NAV”) of $16.75 at June 30, 2010. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal website at www.wsj.com. The Fund’s NAV is available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividends Paid

The Fund paid dividends of $0.17 and $0.22 per share on April 30, 2010 and July 30, 2010, respectively.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described on page 24 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income earned for the second preceding calendar quarter. There were 8,000 and 7,000 shares repurchased during the first and second quarters of 2010, respectively. Up to 6,000 shares may be repurchased during the third quarter of 2010.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete portfolio holdings listing is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2010 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Under the Fund’s current policy, it is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Board may change this policy at any time.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete portfolio holdings listing for the first and third quarters may view the Fund’s Form N-Q, as described above in the “Investment Portfolio” section of this report.

Montgomery Street Income Securities, Inc.	5

Change in Portfolio Managers

Effective March 15, 2010, when the Fund transitioned advisory services to PIMCO, Mark R. Kiesel and Saumil H. Parikh became the portfolio managers of the Fund. Mr. Kiesel and Mr. Parikh are managing directors of PIMCO. Mr. Kiesel joined PIMCO in 1996 and previously served as PIMCO’s head of equity derivatives and as a senior credit analyst. He has 16 years of investment experience. Mr. Parikh joined PIMCO in 2000 and previously served as a research analyst. He has 11 years of investment experience.

Investment Objectives, Policies, Restrictions and Strategies

At the Annual Meeting of Stockholders held on July 8, 2010, the stockholders voted to revise or eliminate certain of the Fund’s investment policies. The Fund’s Board of Directors approved certain additional changes to the Fund’s investment policies and restrictions to be effective September 15, 2010. The restated investment objectives, policies and restrictions of the Fund, and its associated investment strategies, risks, instruments and practices, are set forth beginning on page 31 of this report.

6	Montgomery Street Income Securities, Inc.

Investment Portfolio	as of June 30, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 80.3%

Consumer Discretionary 3.4%
COX Communications Inc., 6.25%, 06/01/18 (a) (h)	263,000	293,261
MGM Mirage Inc., 6.75%, 04/01/13	1,000,000	892,500
MGM Mirage Inc., 13.00%, 11/15/13	1,000,000	1,152,500
MGM Mirage Inc., 11.13%, 11/15/17	550,000	606,375
TCI Communications Inc., 8.75%, 08/01/15	35,000	43,074
Time Warner Cable Inc., 8.25%, 04/01/19	590,000	725,583
Wynn Las Vegas LLC, 7.88%, 11/01/17 (a) (h)	2,200,000	2,227,500

		5,940,793

Consumer Staples 3.9%
Altria Group Inc., 9.70%, 11/10/18	3,000,000	3,799,140
Anheuser-Busch InBev Worldwide Inc., 5.38%, 11/15/14 (a) (h)	1,000,000	1,093,319
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19 (a) (h)	360,000	436,954
Kraft Foods Inc., 4.13%, 02/09/16	875,000	923,541
Kraft Foods Inc., 5.38%, 02/10/20	512,000	548,634

		6,801,588

Energy 12.0%
Anadarko Petroleum Corp., 6.20%, 03/15/40	2,000,000	1,582,362
BP Capital Markets Plc, 2.75%, 02/27/12	16,000	14,667
BP Capital Markets Plc, 3.13%, 03/10/12	38,000	35,132
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	21,353
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	445,794
Coffeyville Resources LLC, 9.00%, 04/01/15 (a) (h)	1,125,000	1,113,750
Continental Resources Inc., 7.38%, 10/01/20 (a) (h)	1,000,000	982,500
El Paso Corp., 7.00%, 06/15/17	580,000	576,734
Energy Transfer Partners LP, 8.50%, 04/15/14	200,000	231,723
Energy Transfer Partners LP, 9.00%, 04/15/19	1,000,000	1,176,025
Kinder Morgan Energy Partners LP, 9.00%, 02/01/19	2,400,000	2,987,338
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	1,000,000	1,138,080
Motiva Enterprises LLC, 5.75%, 01/15/20 (a) (h)	274,000	301,488
NGPL PipeCo LLC, 6.51%, 12/15/12 (a) (h)	2,475,000	2,464,598
Petrobras International Finance Co., 7.88%, 03/15/19	2,000,000	2,288,316
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20 (g)	1,000,000	1,035,000
Rockies Express Pipeline LLC, 6.25%, 07/15/13 (a) (h)	3,000,000	3,192,462
Rockies Express Pipeline LLC, 5.63%, 04/15/20 (a) (h)	1,000,000	951,119
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	284,166

		20,822,607

Financials 44.8%
ABN AMRO Holding NA, 6.52% (callable at 100 beginning 11/08/12) (a) (c) (e) (h)	1,000,000	790,000
American Express Co., 6.15%, 08/28/17	1,000,000	1,095,688
American Express Credit Corp., 7.30%, 08/20/13	2,800,000	3,170,174
American International Group Inc., 4.95%, 03/20/12	3,000,000	2,992,500
American International Group Inc., 8.25%, 08/15/18	2,000,000	2,025,000
Australia & New Zealand Banking Group Ltd., 5.10%, 01/13/20 (a) (h)	1,000,000	1,045,245
BAC Capital Trust XI, 6.63%, 05/23/36	120,000	109,720
Banco Santander Chile SA, 1.56%, 04/20/12 (a) (b) (h)	900,000	899,470
Barclays Bank Plc, 5.00%, 09/22/16	1,000,000	1,025,748
Barclays Bank Plc, 10.18%, 06/12/21 (a) (h)	1,400,000	1,753,276
Barclays Bank Plc, 7.43% (callable at 100 beginning 12/15/17) (a) (c) (e) (h)	200,000	178,000

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	7

	Principal Amount ($)	Value ($)

Capital One Capital V, 10.25%, 08/15/39	1,000,000	1,055,000
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (e) (h)	200,000	179,961
CIT Group Inc., 7.00%, 05/01/13	3,900,000	3,734,250
Citigroup Inc., 6.01%, 01/15/15	3,500,000	3,671,091
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,472,273
Commonwealth Bank of Australia, 5.00%, 10/15/19 (a) (h)	1,000,000	1,038,044
FCE Bank Plc, 7.13%, 01/16/12	EUR 3,000,000	3,696,072
Ford Motor Credit Co. LLC, 7.50%, 08/01/12	360,000	368,127
GMAC Inc., 6.88%, 09/15/11	1,000,000	1,012,594
GMAC Inc., 6.88%, 09/15/11	1,000,000	1,013,750
GMAC Inc., 7.00%, 02/01/12	1,000,000	1,006,250
GMAC Inc., 6.63%, 05/15/12	1,000,000	1,000,000
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	675,163
Goldman Sachs Group Inc., 5.38%, 03/15/20	1,000,000	988,116
JPMorgan Chase & Co., 6.00%, 01/15/18	2,000,000	2,208,470
JPMorgan Chase & Co., 7.90%, (callable at 100 beginning 04/30/18) (c) (e)	2,000,000	2,061,460
JPMorgan Chase Bank NA, 5.88%, 06/13/16	640,000	700,145
JPMorgan Chase Capital XV, 5.88%, 03/15/35	205,000	186,665
LBG Capital No.1 Plc, 7.88%, 11/01/20	450,000	362,250
Manufacturers & Traders Trust Co., 5.59%, 12/28/20 (callable at 100 beginning 12/28/15) (c)	410,000	389,263
Mellon Capital IV, 6.24% (callable at 100 beginning 06/20/12) (e)	570,000	480,225
Merrill Lynch & Co. Inc., 6.05%, 05/16/16	580,000	599,338
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	4,550,000	4,853,854
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,048,134
Morgan Stanley, 7.30%, 05/13/19	1,500,000	1,613,129
Rabobank Capital Funding Trust III, 5.25% (callable at 100 on 10/21/16) (a) (c) (e) (h)	800,000	692,543
Rabobank Nederland NV, 11.00%, (callable at 100 beginning 06/30/19) (a) (c) (e) (h)	1,000,000	1,235,000
Regions Financial Corp., 4.88%, 04/26/13	1,000,000	1,005,171
Regions Financial Corp., 7.75%, 11/10/14	550,000	580,215
RSHB Capital SA, 7.75%, 05/29/18	100,000	107,000
Simon Property Group LP, 5.38%, 06/01/11	1,000,000	1,017,443
Simon Property Group LP, 5.45%, 03/15/13	1,400,000	1,477,045
SLM Corp., 5.13%, 08/27/12	1,000,000	985,114
SLM Corp., 5.38%, 01/15/13	2,000,000	1,939,416
SLM Corp., 8.45%, 06/15/18	1,000,000	922,811
State Street Capital Trust IV, 1.54%, 06/15/37 (callable at 100 beginning 06/15/12) (c)	670,000	479,322
TNK-BP Finance SA, 7.50%, 03/13/13	2,000,000	2,115,000
TNK-BP Finance SA, 7.25%, 02/02/20	1,000,000	998,800
TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,593,125
UBS AG Stamford, 5.88%, 12/20/17	1,000,000	1,058,476
UBS Preferred Funding Trust I, 8.62% (callable at 100 beginning 10/01/10) (c) (e)	670,000	654,282
UBS Preferred Funding Trust V, 6.24% (callable at 100 beginning 05/15/16) (c) (e)	1,100,000	943,250
USB Capital IX, 6.19% (callable at 100 beginning 04/15/11) (c) (e)	625,000	450,813
USB Realty Corp., 6.09% (callable at 100 beginning 01/15/12) (a) (c) (e) (h)	600,000	417,000
Wachovia Corp., 5.50%, 05/01/13	1,000,000	1,085,339
Wachovia Corp., 5.75%, 02/01/18	2,000,000	2,191,096
Wells Fargo Capital XIII, 7.70% (callable at 100 beginning 03/26/13) (c) (e)	2,100,000	2,121,000
White Nights Finance BV, 10.50%, 03/25/14	2,000,000	2,325,000

		77,892,706

Health Care 3.3%
Biomet Inc., 10.00%, 10/15/17	2,000,000	2,150,000
Biomet Inc., 10.38%, 10/15/17	385,000	413,875
HCA Inc., 9.25%, 11/15/16	950,000	1,007,000

The accompanying notes are an integral part of the financial statements.

8	Montgomery Street Income Securities, Inc.

	Principal Amount ($)	Value ($)

HCA Inc., 8.50%, 04/15/19	2,000,000	2,120,000

		5,690,875

Materials 8.8%
Alcoa Inc., 5.38%, 01/15/13	1,000,000	1,036,807
Anglo American Capital Plc, 9.38%, 04/08/14 (a) (h)	543,000	649,121
ArcelorMittal, 9.00%, 02/15/15	515,000	605,875
ArcelorMittal, 9.85%, 06/01/19	1,000,000	1,249,641
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,072,354
Dow Chemical Co., 6.00%, 10/01/12	2,000,000	2,150,494
Dow Chemical Co., 8.55%, 05/15/19 (i)	990,000	1,211,872
Georgia-Pacific LLC, 9.50%, 12/01/11	1,000,000	1,075,000
Georgia-Pacific LLC, 7.00%, 01/15/15 (a) (h)	1,000,000	1,010,000
Georgia-Pacific LLC, 8.25%, 05/01/16 (a) (h)	390,000	415,838
GTL Trade Finance Inc., 7.25%, 10/20/17 (g)	2,000,000	2,115,000
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	262,453
Steel Dynamics Inc., 7.38%, 11/01/12	2,000,000	2,070,000
Teck Resources Ltd., 10.75%, 05/15/19	360,000	441,108

		15,365,563
Telecommunication Services 3.1%
Qwest Communications International Inc., 7.50%, 02/15/14	800,000	802,000
Rogers Communications Inc., 7.50%, 03/15/15	679,000	810,276
Sprint Capital Corp., 7.63%, 01/30/11	1,000,000	1,017,500
Sprint Capital Corp., 8.38%, 03/15/12	2,000,000	2,097,500
Verizon Wireless Capital LLC, 8.50%, 11/15/18	538,000	699,475

		5,426,751
Utilities 1.0%
Consumers Energy Co., 6.70%, 09/15/19	540,000	645,986
Florida Power Corp., 5.80%, 09/15/17	195,000	221,918
NRG Energy Inc., 7.25%, 02/01/14	210,000	212,888
Pacific Gas & Electric Co., 8.25%, 10/15/18	459,000	587,285

		1,668,077

Total Corporate Bonds (cost $140,455,875)		139,608,960

Non-U.S. Government Agency Asset-Backed Securities 14.2%
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/13 (a) (h)	1,000,000	1,012,669
American Airlines Pass Through Trust, 10.38%, 07/02/19	1,986,225	2,204,710
American Airlines Pass Through Trust (insured by Assured Guaranty Corp.), 10.38%, 07/02/19	1,000,000	1,017,500
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 4.95%, 09/20/34 (b)	1,631,306	1,666,552
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 4.78%, 09/25/35 (b)	1,065,000	893,976
Bayview Commercial Asset Trust REMIC, (2007, 2A, IO) Interest Only Strips, 2.66%, 07/25/37 (a) (b) (h)	5,831,004	455,578
Bayview Commercial Asset Trust REMIC, (2007, 4A, IO) Interest Only Strips, 2.83%, 09/25/37 (a) (b) (h)	6,134,175	561,151
Bayview Financial Acquisition Trust REMIC, (2007, B, 2A1), 0.64%, 08/28/37 (b)	891,655	834,452
Bear Stearns Adjustable Rate Mortgage Trust, (2004, 6, 2A1), 3.66%, 09/25/34 (b)	897,187	788,771
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	211,137	213,397
Continental Airlines Class A Pass Through Trust, 9.00%, 07/08/16	1,959,572	2,106,540
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4), 5.50%, 08/25/34	180,505	174,724
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A1), 6.00%, 02/25/35	145,865	141,939
Countrywide Asset-Backed Certificates REMIC, (2006, 23, 2A1), 0.39%, 05/25/37 (b)	77,991	76,648
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 3.42%, 09/25/34 (b)	1,638,232	1,575,955
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A), 0.62%, 05/25/36 (a) (b) (h)	123,226	73,500

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	9

	Share/Principal Amount ($)	Value ($)

Delta Air Lines Inc. Pass Through Trust, 7.11%, 09/18/11	2,000,000	2,065,000
GMAC Mortgage Corp. Loan Trust REMIC (insured by Financial Guaranty Insurance Co.), (2006, HE3, A2), 5.75%, 10/25/36 (b)	341,519	193,471
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2), 5.62%, 09/25/36 (a) (b) (h)	236,802	211,773
Marlin Leasing Receivables LLC, (2006, 1A, A4), 5.33%, 09/16/13 (a) (h)	7,825	7,838
Nationstar NIM Trust, (2007, A, A), 9.97%, 03/25/37 (a) (h)	22,008	—
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,473,730	2,123,885
Sigma Finance, Inc. (d) (f) (g)	354,680	15,073
Systems 2001 Asset Trust LLC (insured by MBIA Insurance Corp), (2001, CL, B), 7.16%, 12/15/11 (a) (h)	118,278	123,305
Truman Capital Mortgage Loan Trust, (2006, 1, A), 0.61%, 03/25/36 (a) (b) (h)	2,119,524	1,250,392
United Air Lines Inc., 10.40%, 11/01/16	1,949,048	2,095,226
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 5.07%, 12/25/35 (b)	1,320,000	1,053,786
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	1,039,721	1,017,422
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, AR8, 2A3), 4.42%, 04/25/36 (b)	741,266	682,095

Total Non-U.S. Government Agency Asset-Backed Securities (cost $26,672,953)		24,637,328

Government And Agency Obligations 2.2%

Government Securities 2.0%

Sovereign 0.2%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a) (h)	400,000	401,000

U.S. Treasury Securities 1.8%
U.S. Treasury Bond, 4.25%, 05/15/39	1,900,000	2,008,954
U.S. Treasury Bond, 4.38%, 11/15/39 (i)	539,000	581,867
U.S. Treasury Bond, 4.63%, 02/15/40	395,000	444,004

		3,034,825

U.S. Government Agency Mortgage-Backed Securities 0.2%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	19,017	20,898

Federal National Mortgage Association 0.2%
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	280,427	299,488

Total Government and Agency Obligations (cost $3,546,995)		3,756,211

Short Term Investments 1.8%

Repurchase Agreement 0.5%
Repurchase Agreement with Deutsche Bank Securities Inc., 0.20%, (Collateralized by $376,000 U.S. Treasury Note, 4.38%, due on, 11/15/39, value $407,431) acquired on 06/30/2010, due 07/01/2010 at $400,002	400,000	400,000
Repurchase Agreement with Banc of America Securities LLC, 0.03%, (Collateralized by $386,000 U.S. Treasury Note, 3.63%, due on, 08/15/19, value $408,858) acquired on 06/30/2010, due 07/01/2010 at $400,000	400,000	400,000

		800,000

Federal Home Loan Mortgage Corp. 1.1%
Federal Home Loan Mortgage Corp., 0.19%, 07/09/10	2,000,000	1,999,916

Federal National Mortgage Association 0.2%
Federal National Mortgage Association, 0.20%, 07/16/10	300,000	299,975

Total Short Term Investments (cost $3,099,891)		3,099,891

Total Investments 98.5% (cost $173,775,713)		171,102,390
Other Assets and Liabilities, Net 1.5%		2,576,759

Total Net Assets 100%		$173,679,149

The accompanying notes are an integral part of the financial statements.

10	Montgomery Street Income Securities, Inc.

Notes to the Investment Portfolio (Unaudited)

(a)	Restricted Rule 144A or Section 4(2) security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.

(b)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2010.

(c)	Interest rate is fixed until stated call date and variable thereafter.

(d)	Security is in default relating to principal, dividends and/or interest.

(e)	Perpetual maturity security.

(f)	Security fair valued in good faith in accordance with the procedures established by the Fund’s Board of Directors (“the Board”). As of June 30, 2010, the value of fair valued securities was $15,073 (0.0% of net assets).

(g)	Illiquid Security. At June 30, 2010, the total value of illiquid securities was $3,165,073 (1.8% of net assets).

(h)	Rule 144A or Section 4(2) Liquid Security. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by the Board. As of June 30, 2010, the aggregate value of Rule 144A or Section 4(2) Liquid Securities was $27,457,655 (15.8% of net assets).

(i)	All of a portion of the security pledged as collateral for open futures contracts. Total value of securities pledged as of June 30, 2010 was $238,576.

Abbreviations:

MBIA – Municipal Bond Investors Assurance

NIM – Net Interest Margin

REMIC – Real Estate Mortgage Investment Conduit

Summary of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount	Currency Value	Unrealized Gain
Citigroup Global Markets	USD/EUR	07/07/2010	EUR (3,043,000)	$(3,721,232)	$9,848

Futures Contracts	Contracts Long	Unrealized Appreciation
U.S. Treasury Note Future, 10-Year, 6.00% Expiration September 2010	79	$218,148

Summary of Written Options	Contracts	Premiums
Options outstanding at December 31, 2009	228	$119,409
Options closed during the period	(228)	(119,409)
Options outstanding at June 30, 2010	—	—

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes exchange-listed prices. Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations of vendor-evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, and modeled over-the-counter derivatives contracts. Level 3 includes valuations determined from significant unobservable inputs including management’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available. There were no significant transfers between Level 1 and Level 2 during the period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please see “Security Valuation” in the Notes to the Financial Statements for security valuation accounting policies.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	11

The following table summarizes the Fund’s investments in securities and other financial instruments as of June 30, 2010 by valuation level:

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds .	$—	$139,608,960	$—	$139,608,960
Non-U.S. Government Agency Asset Backed Securities	—	24,637,328	—	24,637,328
Government and Agency Obligations	—	3,756,211	—	3,756,211
Short Term Investments	—	3,099,891	—	3,099,891
Fund Total	$—	$171,102,390	$—	$171,102,390

	Investments in Other Financial Instruments
	Level 1	Level 2	Level 3	Total
Unrealized appreciation on Futures Contracts	$218,148	$—	$—	$218,148
Forward Foreign Currency Contracts	—	9,848	—	9,848
Fund Total	$218,148	$9,848	$—	$227,996

The following table is a reconciliation of Level 3 investments by category for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2010:

	Balance At Beginning of Period	Transfers In and/or (Out) of Level 3 During the Period	Net Purchases/ (Sales)	Total Realized and Unrealized Gain/(Loss)	Balance At End of Period
Non-U.S. Government Agency Asset Backed Securities	$1,552,377	$(1,081,086)	$(563,520)	$92,229	$—

The accompanying notes are an integral part of the financial statements.

12	Montgomery Street Income Securities, Inc.

FASB Topic 815, “Derivatives and Hedging”*

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2010:

Assets	Interest Rate Contracts	Foreign Currency Exchange Rate Contracts
Forward foreign currency contracts	$—	$9,848
Variation margin	1,234	—	**
	$1,234	$9,848

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2010:

Net realized gain (loss) from:	Interest Rate Contracts	Foreign Currency Exchange Rate Contracts	Total
Forward foreign currency contracts***	$—	$519,253	$519,253
Futures contracts	149,529	—	149,529
Options contracts	(28,438)	—	(28,438)
	$121,091	$519,253	$640,344

Net change in unrealized appreciation (depreciation) on:	Interest Rate Contracts	Foreign Currency Exchange Rate Contracts	Total
Forward foreign currency contracts***	$—	$9,848	$9,848
Futures contracts	143,526	—	143,526
Options contracts****	51,505	—	51,505
	$195,031	$9,848	$204,879

*	See Note A in the Notes to Financial Statements for additional information.

**	The fair value of derivative instruments may include cumulative appreciation (depreciation) of futures contracts as reported in the Notes to the Investment Portfolio. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

***	Net realized gain on forward foreign currency contracts is included in Net realized gain from foreign currency related items in the Statement of Operations. Net change in unrealized appreciation (depreciation) on forward foregin currency contracts is included in Net change in unrealized appreciation (depreciation) in foreign currency related items.

****	Includes change in unrealized appreciation (depreciation) on purchased and written options. Unrealized appreciation (depreciation) on purchased options is located in Net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. Unrealized appreciation (depreciation) on written options is located in Net change in unrealized appreciation (depreciation) on written options contracts in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	13

Financial Statements (Unaudited)

Statement of Assets and Liabilities as of June 30, 2010 (Unaudited)

Assets
Investments in securities, at value (cost $173,775,713)	$171,102,390
Cash	498,632
Receivable for investments sold	3,735,283
Receivables:
Forward foreign currency contracts	9,848
Interest	2,637,028
Variation margin	1,234
Other assets	78,462
Total assets	178,062,877

Liabilities
Accrued management and investment advisory fee	129,603
Accrued administrative fee	32,335
Payable for investment securities purchased	4,131,022
Other liabilities	90,768
Total liabilities	4,383,728
Net assets, at value	$173,679,149
Net assets consist of:
Paid-in capital	$202,450,734
Undistributed net investment income	1,792,214
Net unrealized appreciation (depreciation) on investments, futures and options contracts, and foreign currency related items	(2,448,946)
Accumulated net realized loss	(28,114,853)
Net assets, at value	$173,679,149
Net Asset Value per share ($173,679,149/10,366,234 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$16.75

The accompanying notes are an integral part of the financial statements.

14	Montgomery Street Income Securities, Inc.

Statement of Operations for the six months ended June 30, 2010 (Unaudited)

Investment Income
Income:
Interest	$4,201,372
Securities lending	4,877
Total income	4,206,249
Expenses:
Management and investment advisory fee	214,266
Administrative fee	196,208
Legal	155,219
Directors’ fees and expenses	54,548
Audit fees	28,881
Stockholder reporting	28,447
Insurance	25,206
Stockholder services	12,448
NYSE listing fee	12,013
Custodian fees	2,813
Other	14,263
Total expenses	744,312
Net investment income	3,461,937

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain from investment transactions	3,452,003
Net realized gain from futures contracts	149,529
Net realized gain from foreign currency related items	366,372
Net realized loss from options contracts	(28,438)
Net change in unrealized appreciation (depreciation) on investments	(2,234,961)
Net change in unrealized appreciation (depreciation) on futures contracts	143,526
Net change in unrealized appreciation (depreciation) on written options contracts	(58,846)
Net change in unrealized appreciation (depreciation) on foreign currency related items	(16,920)
Net gain on investment transactions	1,772,265
Net increase in net assets resulting from operations	$5,234,202

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	15

Statements of Changes in Net Assets (Unaudited)

Increase in Net Assets	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$3,461,937	$7,608,088
Net realized gain (loss) on investment transactions, futures and options contracts, and foreign currency related items	3,939,466	(9,042,203)
Net change in unrealized appreciation (depreciation) during the period on investment transactions, futures and option contracts, and foreign currency related items	(2,167,201)	22,749,533
Net increase in net assets resulting from operations	5,234,202	21,315,418
Distributions to stockholders from net investment income	(1,762,434)	(7,985,367)
Fund share transactions:
Reinvestment of distributions	94,157	463,281
Cost of shares repurchased	(229,778)	(594,007)
Net decrease in net assets from Fund share transactions	(135,621)	(130,726)
Increase in net assets	3,336,147	13,199,325
Net assets at beginning of period	170,343,002	157,143,677
Net assets at end of period (including undistributed net investment income of $1,792,214 and $92,711, respectively.)	$173,679,149	$170,343,002

Other Information
Shares outstanding at beginning of period	10,375,256	10,384,967
Shares issued to stockholders in reinvestment of distributions	5,978	32,289
Shares repurchased	(15,000)	(42,000)
Net decrease in fund shares outstanding	(9,022)	(9,711)
Shares outstanding at end of period	10,366,234	10,375,256

The accompanying notes are an integral part of the financial statements.

16	Montgomery Street Income Securities, Inc.

Financial Highlights (Unaudited)

Years Ended December 31,	2010[e,f]		2009	2008	2007	2006[d]	2005

Selected Per Share Data
Net asset value, beginning of period	$16.42		$15.13	$18.07	$18.81	$18.99	$19.62
Income from investment operations:
Income[a]	0.41		0.85	1.07	1.18	1.03	1.14
Operating expenses[a]	(0.07)		(0.12)	(0.12)	(0.13)	(0.13)	(0.14)
Net investment income[a]	0.34		0.73	0.95	1.05	0.90	1.00
Net realized and unrealized gain (loss) on investment transactions	0.16		1.33	(2.84)	(0.67)	(0.03)	(0.49)
Total from investment operations	0.50		2.06	(1.89)	0.38	0.87	0.51
Less distributions from:
Net investment income	(0.17)		(0.77)	(1.05)	(1.12)	(1.05)	(1.14)
Net asset value, end of period	$16.75		$16.42	$15.13	$18.07	$18.81	$18.99
Per share market value, end of period	$15.69		$14.68	$13.82	$16.13	$17.28	$16.91
Closing price on New York Stock Exchange for each share of Common Stock outstanding:
High ($)	15.82		15.10	17.27	17.80	17.57	18.85
Low ($)	14.67		13.19	11.25	15.77	16.30	16.55

Total Return
Based on market value (%)[b]	8.03	[h]	12.04	(7.94)	(0.23)	8.70	(1.69)
Based on net asset value (%)[b]	3.11	[h]	14.47	(10.04)	2.68	5.37	3.31

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174		170	157	188	195	197
Ratio of expenses (%)	0.87	[g]	0.76	0.73	0.67	0.70	0.74
Ratio of net investment income (%)	4.04	[g]	4.64	5.57	5.64	4.78	5.11
Portfolio turnover rate (%)[c]	101	[h]	175	170	122	199	157

a	Based on average shares outstanding during the period.

b	Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.

c	The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rate with mortgage dollar roll transactions was 349% for the year ended December 31, 2005. The Fund had no transactions from mortgage dollar rolls for the period ended June 30, 2010 or the years ended December 31, 2009, 2008, 2007 and 2006.

d	The Fund changed investment adviser effective June 9, 2006.

e	The Fund changed investment adviser effective March 15, 2010.

f	For the six months ended June 30, 2010.

g	Annualized

h	Not annualized.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	17

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Montgomery Street Income Securities Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company.

The Fund’s financial statements are prepared, as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2010, in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the NYSE on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Fund’s Board of Directors (the “Board”). Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Forward foreign currency contracts are valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures and option contracts are valued based upon their quoted daily settlement prices. In the event that the settlement price is unavailable, the closing price will be used for valuation. Exchange traded derivatives, including futures and options, are valued at last sales price as of the close of business on the primary exchange. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, Jackson Fund Services (“JFS” or the “Administrator”) may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosure regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number. Please see the Notes to the Investment Portfolio, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”, for expanded disclosure of fair value measurements.

Security Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on

18	Montgomery Street Income Securities, Inc.

investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investment transactions and net change in unrealized appreciation (depreciation) on investments, respectively.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation (depreciation) on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs. A tabular disclosure for each derivative investment by risk category is presented in the Notes to the Investment Portfolio which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain (loss) in the Statement of Operations for each derivative investment. The derivative instruments outstanding as of the period ended June 30, 2010 as disclosed in the Notes to the Investment Portfolio and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Forward Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and change in value is recorded by the Fund as unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon delivery or receipt of the currency, realized gain or loss which is equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed is recorded. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts on the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to manage its exposure to or hedge against changes in securities prices and interest rates or as an efficient means of adjusting overall exposure to certain markets. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Montgomery Street Income Securities, Inc.	19

Options Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use put option contracts to protect higher quality bonds in the portfolio against market value declines resulting from anticipated higher long-term interest rates. The Fund may use call option contracts to reduce the impact of price increases of higher quality bonds which the Fund may purchase on a later date when lower long-term interest rates are anticipated. An option contract on an interest rate futures contract is an option, for which a negotiated premium is paid, with an exchange-specified expiration date, to enter into an interest rate futures contract that is exchange-specified in terms of the financial instrument, settlement date, and exercise price. A “put” on an interest rate futures contract requires a writer of the contract to enter into the buy side of the specified interest rate futures contract if a buyer of the put exercises the put before the expiration date. A “call” on an interest rate futures contract requires a writer of the contract to enter into the sell side of the specified interest rate futures contract if a buyer of the call exercises the call before the expiration date. Exercise of the option requires that the writer immediately deposit initial margin on the interest rate futures contract and immediately mark any loss position to the market. Upon exercise of the option, the Fund may immediately enter into an offsetting futures contract with respect to the futures contract that it was exercised. Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of option contracts on futures contracts involves similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Option contracts entered into by the Fund are traded on public markets that are regulated by the Commodities Futures Trading Commission. The Fund held no option contracts at June 30, 2010.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Illiquid Investments and Restricted Securities. Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when Pacific Investment Management Company (“PIMCO” or the “Adviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A and Section 4(2) paper securities, which may be determined to be liquid pursuant to policies and guidelines established by the Board.

Securities Loaned. The Fund entered into a securities lending arrangement with The Bank of New York Mellon (the “Custodian”). Under the terms of the agreement, the Fund received a fee equal to a percentage of the net income generated by the collateral held and each lending transaction. The Custodian was authorized to loan securities on behalf of the Fund to approved borrowers and was required to maintain collateral at least equal to the value of the securities loaned. On February 17, 2010, the Fund terminated its securities lending arrangement with the Custodian.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand. The Fund, through the Custodian or sub-custodian bank, receives delivery of the underlying securities as collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest. The Custodian holds the collateral in a separate account until the agreement matures. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited.

20	Montgomery Street Income Securities, Inc.

U.S. Government Agencies or Government-Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with their mortgage-backed securities.

Loan Participations/Assignments. The Fund may invest in U.S. dollar denominated fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such loans in the form of participations in loans or assignments of all or a portion of loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the participation. The Fund held no loan participations at June 30, 2010.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Montgomery Street Income Securities, Inc.	21

B. Purchases and Sales of Securities

During the period ended June 30, 2010, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $151,939,122 and $74,359,441, respectively. During the period ended June 30, 2010, purchases and sales of long-term U.S. government obligations aggregated $18,162,716 and $94,995,973, respectively.

Fund Transactions and Brokerage. Subject to compliance with Rule 17a-7 under the 1940 Act, the Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Adviser.

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or an affiliated company. They are effected only when the Adviser believes that to do so is in the best interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

C. Fees and Agreements

Investment Advisory Agreement. Prior to March 15, 2010, the Fund had an Investment Advisory Agreement whereby the Fund paid Hartford Investment Management Company (“HIMCO”) a quarterly fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Fund on the last business day of each calendar month of the then ended calendar quarter. On March 15, 2010 the Fund and PIMCO entered into an Interim Investment Advisory Agreement whereby the Fund paid PIMCO the same fee paid to HIMCO. On July 8, 2010, the Fund and PIMCO entered into a new Investment Advisory Agreement whereby the Fund pays PIMCO a quarterly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Fund Accounting and Administration Services Agreement. The Fund has entered into a Fund Accounting and Administration Services Agreement (“Administration Agreement”) with JFS. Pursuant to the Administration Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the average daily value of the net assets of the Fund up to $100 million; 0.20% of the average daily value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the average daily value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses. The Fund pays each Board Director a retainer fee plus specified amounts for each Board and Committee meeting attended.

D. Federal Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the NAV of the Fund.

At June 30, 2010, the cost of investments and the components of net unrealized depreciation are listed in the following table.

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Depreciation
$174,388,131	$(5,270,362)	$1,984,621	$(3,285,741)

At December 31, 2009, the Fund’s last fiscal year end, the Fund had undistributed net ordinary income of $141,767. Undistributed net ordinary income consists of taxable income derived from interest and net short-term capital gains. Distributions paid of $7,985,367 for the year ended December 31, 2009 were from net ordinary income.

22	Montgomery Street Income Securities, Inc.

At December 31, 2009, the Fund’s last fiscal year end, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future net realized taxable capital gains or until the respective expiration dates occur as noted below.

Year of Expiration	Amount
2010	$781,347
2013	1,872,360
2014	3,952,947
2015	596,899
2016	12,721,218
2017	11,494,100
Total	$31,418,871

The Fund had $2,819 of capital and currency losses realized from November 1, 2009 through December 31, 2009, which were deferred for tax purposes to the first day of the current fiscal year.

FASB ASC Topic 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2006, 2007, 2008, and 2009 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the period ended June 30, 2010.

E. Share Repurchases

The Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the period ended June 30, 2010, the Fund purchased 15,000 shares of common stock on the open market at a total cost of $229,778. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 8.1%. During the year ended December 31, 2009, the Fund purchased 42,000 shares of common stock on the open market at a total cost of $594,007. The weighted average discount of these purchases, comparing the purchase price to the NAV on the day of purchase, was 10.2%.

F. Market, Credit and Counterparty Risk

In the normal course of business the Fund trades and holds financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market including rates and liquidity (“market risk”) or failure of the issuer to perform (“credit risk”). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to market, credit and counterparty risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to market, credit and counterparty risks with respect to these financial assets is incorporated within their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

G. Subsequent Events

At the Annual Meeting of Stockholders held on July 8, 2010, the stockholders voted to revise or eliminate certain of the Fund’s investment policies. The Fund’s Board of Directors approved certain additional changes to the Fund’s investment policies and restrictions to be effective September 15, 2010. The restated investment objectives, policies and restrictions of the Fund, and its associated investment strategies, risks, instruments and practices, are set forth beginning on page 31 of this report.

Management has evaluated subsequent events for the Fund through the date the financial statements are issued, and has concluded there are no other events that require financial statement disclosure and/or adjustments to the financial statements.

Montgomery Street Income Securities, Inc.	23

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to BNY Mellon Shareowner Services, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling (877) 437-3938.

24	Montgomery Street Income Securities, Inc.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Fund was held on July 8, 2010 at 3 Embarcadero Center, 7th Floor, San Francisco, California. At the meeting, the following matters were voted upon and approved by the stockholders:

	Number of Votes
	For	Withheld
Election of four Directors of the Fund to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified
Richard J. Bradshaw	7,515,452	296,576
Victor L. Hymes	7,632,311	179,717
Wendell G. Van Auken	7,509,786	302,242
James C. Van Horne	7,501,329	310,699

	For	Against	Abstained	Broker Non-Votes
Approval of the new investment advisory agreement between the Fund and PIMCO	6,094,929	246,416	112,344	1,358,339
Approval of the revised fundamental policy regarding diversification	5,993,881	327,371	132,437	1,358,339
Approval of the revised fundamental policy regarding concentration	5,996,635	324,332	132,722	1,358,339
Approval of the revised fundamental policy regarding real estate	5,795,249	516,107	142,332	1,358,339
Approval of the revised fundamental policy regarding commodities	5,725,191	589,391	139,107	1,358,339
Approval of the revised fundamental policy regarding borrowing and issuing senior securities	5,917,564	393,427	142,699	1,358,339
Approval of the revised fundamental policy regarding lending	5,925,415	382,881	145,394	1,358,339
Approval of the revised fundamental policy regarding underwriting	5,794,054	522,365	137,271	1,358,339
Approval of the elimination of the fundamental policy regarding margin purchases and short sales	5,941,717	371,978	139,995	1,358,339
Approval of the elimination of the fundamental policy regarding investing for control	5,970,655	342,644	140,390	1,358,339
Approval of the elimination of the fundamental policy regarding investing in companies in which officers and Directors have interests	5,690,651	628,359	134,679	1,358,339
Approval of the elimination of the policies establishing 70% and 30% investment baskets	5,961,625	350,977	141,087	1,358,339

Directors and Officers

DIRECTORS	OFFICERS

RICHARD J. BRADSHAW Chairman VICTOR L. HYMES WENDELL G. VAN AUKEN JAMES C. VAN HORNE	MARK D. NERUD President and Chief Executive Officer DANIEL W. KOORS Treasurer and Chief Financial Officer SUSAN S. RHEE Secretary and Chief Legal Officer TONI M. BUGNI Chief Compliance Officer

Montgomery Street Income Securities, Inc.	25

Investment Advisory Agreement Approval

At a meeting held on February 9, 2010, the Board, including the Directors of the Fund who were not parties to the agreement or “interested persons” of any such party as defined in the Investment Company Act of 1940, as amended (“1940 Act”), (the “Independent Directors”), voted to approve an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) and an Investment Advisory Agreement (the “New Advisory Agreement”) between the Fund and PIMCO and to recommend that the stockholders of the Fund approve the New Advisory Agreement at the Annual Meeting held on July 8, 2010. The Interim Advisory Agreement was effective on March 15, 2010 and remained in effect until the stockholders of the Fund approved the New Advisory Agreement at the Annual Meeting.

At the February 9 meeting, the Board of Directors considered, among other information, written and oral reports provided by PIMCO, including comparative data from independent sources as to investment performance. The Board also considered information provided by other potential investment advisers and by the Fund’s Administrator in connection with the adviser search process. In approving the Interim Advisory Agreement and the New Advisory Agreement, the Board of Directors considered the following factors, among others:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the advisory services to be provided to the Fund by PIMCO. The Board considered the terms of the Interim Advisory Agreement and the New Advisory Agreement, the experience and qualifications of PIMCO and its personnel in managing fixed-income instruments, and the proposed investment strategy to be employed by PIMCO. It was noted that PIMCO intended to employ a blend of an investment grade credit strategy and a core plus total return strategy for the Fund and to use a variety of financial instruments in implementing that strategy. The Board also considered the experience of PIMCO in managing open- and closed-end funds, the availability of PIMCO’s personnel, the quality of information provided by PIMCO to the Board, PIMCO’s compliance policies and procedures and attention to compliance matters, and the extent of any regulatory issues relating to PIMCO or its affiliates. Further, the Board considered the stability of PIMCO’s organization, the overall commitment of PIMCO to the Fund, and the general financial condition, resources and reputation of PIMCO and its parent. The Board was generally satisfied with the nature, extent and quality of the advisory services to be provided to the Fund.

Investment Performance. The Board reviewed the investment performance of PIMCO’s similar accounts over various periods, as compared to the performance of relevant indices and of the Fund. The Board also reviewed the ways in which the investment strategies employed by PIMCO had contributed to its investment performance. The performance data showed, among other things, that PIMCO’s U.S. investment grade credit strategy outperformed both the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, and the Barclays Capital Investment Grade Index for the 1, 3 and 5 years ended December 31, 2009 and the Fund’s historical performance for the 1, 3 and 5 years ended December 31, 2009. The performance data also showed that PIMCO’s core plus total return strategy outperformed the Fund’s benchmark index for the 1, 3, 5 and 10 years ended December 31, 2009 and the Fund’s historical performance for the 1, 3 and 5 years ended December 31, 2009. The performance data further showed that both PIMCO’s investment grade credit strategy and its core plus total return strategy were in the third percentile for the 3 year period ended December 31, 2009 and the sixth percentile for the 5 year period ended December 31, 2009 relative to a universe of other managers with similar strategies. The Board was generally satisfied with the investment performance of PIMCO.

Cost of Services. The Board examined the cost of the services to be provided to the Fund by PIMCO, including comparable expense information concerning certain other similar funds and non-fund accounts of PIMCO employing similar investment strategies. The advisory fee to be charged by PIMCO was comparable to that charged to the other fund and non-fund accounts managed by PIMCO. The advisory fee to be charged by PIMCO was also comparable to the advisory fee currently charged by the Fund’s prior investment adviser, as well as to the advisory fees proposed by the other adviser candidates considered by the Board. The Board concluded that the advisory fee to be charged by PIMCO generally was competitive.

Profits Realized. The Board considered the profits to be realized by PIMCO from its relationship with the Fund based on an estimate provided by PIMCO. PIMCO informed the Board that it did not calculate profitability precisely on an account-by-account basis, due to the complexity of allocating certain costs. The Board recognized that PIMCO was entitled to earn a profit for the services it furnishes and concluded that the profit expected to be earned by PIMCO would not be excessive.

Economies of Scale. The Board considered the extent to which economies of scale could be realized as the Fund grows and whether the advisory fee to be charged by PIMCO reflects any such economies of scale. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board negotiated with PIMCO a fixed fee rate taking into account the current size of the Fund. In

26	Montgomery Street Income Securities, Inc.

the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

Other Benefits. The Board recognized PIMCO and its affiliates may derive other benefits from its relationship with the Fund, including the use of the Fund’s performance record in marketing other products, the inclusion of the Fund on its client list and the aggregation of the Fund’s purchase orders with other accounts.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the Interim Advisory Agreement and the New Advisory Agreement on 60 days’ notice, the conduct and results of the search process, the costs of transition, the need to amend the Fund’s existing investment policies and to engage new auditors, and the alternatives available, including continuing with the Fund’s prior investment adviser and a sale or liquidation of the Fund. In its deliberations, the Board did not identify any particular factor or factors that were controlling, and each Director assigned different weights to the various factors considered.

Montgomery Street Income Securities, Inc.	27

Change in Independent Registered Accountant

When PIMCO was being considered by the Board as the Fund’s new investment adviser, Deloitte & Touche LLP (“Deloitte”) advised the Fund that, because it has an existing financial relationship with PIMCO, Deloitte would be required to resign under applicable accounting rules as the Fund’s independent registered accountant since it would no longer be considered “independent” with respect to the Fund. Consequently, at a meeting held on February 9, 2010, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to dismiss Deloitte and to approve KPMG LLP (“KPMG”) as the Fund’s independent auditors for the fiscal year ending December 31, 2010 to examine the Fund’s books and accounts and to certify the Fund’s financial statements.

During each of the 2008 and 2009 fiscal years and the interim period between December 31, 2009 and February 9, 2010, there was no disagreement between Deloitte and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its audit reports. The audit reports of Deloitte on the Fund’s financial statements for the 2008 and 2009 fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Additionally, to the best of the Fund’s knowledge, during the 2008 and 2009 fiscal years the Fund did not consult with KPMG on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or concerned the subject of a disagreement or a reportable event.

28	Montgomery Street Income Securities, Inc.

General Information

Investment Adviser	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660
Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606
Transfer Agent	BNY Mellon Shareowner Services c/o MSIS Stock Transfer 480 Washington Boulevard Jersey City, NJ 07310 (Tel) 1/877/437-3938
Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258
Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111

Montgomery Street Income Securities, Inc.	29

Privacy Policy Statement

The Fund considers the privacy of its stockholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Fund relies on the privacy and customer information protection policies and procedures of its service providers.

Personal information we collect

We do not sell any information to any third parties. However, we may collect and retain certain nonpublic personal information about you, including:

•

Information we receive from broker-dealers, investment advisers, the Fund’s transfer agent, and the Fund’s dividend reinvestment plan administrator (such as a stockholder’s name, address and tax identification number);

•	An address received from a third party when a stockholder has moved; and

•	Account balance and transaction activity.

Personal information we may disclose

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

•	Disclosing information to a third party in order to process account transactions that you request or authorize;

•	Disclosing your name and address to companies that mail Fund related materials, such as stockholder reports and proxy materials; and

•	Disclosing information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents, including employees of the Fund’s administrator who need to know that information to provide services to the Fund and its stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Fund at the following address:

Montgomery Street Income Securities, Inc.

c/o Jackson Fund Services

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

Effective: August 31, 2007

30	Montgomery Street Income Securities, Inc.

Investment Objectives, Policies, Restrictions and Strategies

Following approval by stockholders of the revision or the elimination of certain Fund investment policies and restrictions at the 2010 Annual Meeting of Stockholders held on July 8, 2010, the Board approved certain additional changes to the Fund’s investment policies and restrictions, effective September 15, 2010. As of such date, the restated investment objectives, policies and restrictions of the Fund, and its associated investment strategies, risks, instruments and practices, are as follows. This disclosure document is intended to replace the related disclosures set forth in previous prospectuses, annual and semi-annual stockholder reports, proxy statements, and press releases of the Fund.

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Investment Objectives

The primary investment objective of the Fund is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective. The investment objectives of the Fund may be changed by the Fund’s Board of Directors (the “Board”) without stockholder approval. There can be no assurance that the investment objectives of the Fund will be attained.

Summary of Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities. The Fund will provide stockholders with at least 60 days’ notice prior to making any changes to this policy. For purposes of this restriction, investments in income producing securities may be represented by derivatives, such as forwards, options, futures contracts, or swap agreements, based on such securities or by repurchase agreements collateralized by such securities.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated Baa or lower by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure from non-U.S. dollar-denominated securities and currencies to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as sale-buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

In selecting securities for the Fund, the Fund’s investment adviser (the “Investment Adviser”) develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Investment Adviser’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

The Investment Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Investment Adviser identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backeds and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the Investment Adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that the Investment Adviser’s security selection techniques will produce the desired results.

The average portfolio duration of the Fund will normally vary within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of June 30, 2010 was 4.3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. By way of example, the price of a bond with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with a duration of five years would be expected to rise approximately 5% if interest rates fell by 1%.

For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities, as well as money market and short-term bond funds, when the Investment Adviser deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objectives.

From time to time, at the discretion of the Investment Adviser, some portion of the Fund’s total assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund’s custody account. Cash assets are not income-generating and would impact the Fund’s current yield.

32	Montgomery Street Income Securities, Inc.

Summary of Principal Investment Risks

The principal investment risks of the Fund are described below. The Fund may be subject to other risks. The investment instruments and practices that appear in bold type, and their related risks, are described in greater detail under “Certain Investment Instruments and Practices” below.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to specific risks that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in higher rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Market Risk	The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities, like common stocks and preferred stocks, generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the markets for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. In such cases, the Fund, due to the difficulty in purchasing and selling illiquid securities and limitations on the Fund’s investments in such securities, may be unable to achieve its desired level of exposure to a certain sector. Foreign (non-U.S.) securities, derivatives and securities with substantial market and/or credit risk will tend to have greater exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. When investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage-Related and Other Asset-Backed Securities Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature and servicing of those assets.

34	Montgomery Street Income Securities, Inc.

Foreign (Non-U.S.) Investment Risk	Investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscatory taxation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. If the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments in that region.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	To the extent that the Fund invests directly in foreign (non-U.S.) currencies, in securities that are denominated in foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currencies or instruments with exposure to foreign currencies may reduce the returns of the Fund.

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions include, among others, reverse repurchase agreements, loans of portfolio securities, and when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Investment Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller Company Risk	The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

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Management Risk	The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Adviser and may also adversely affect the ability of the Fund to achieve its investment objectives.

Municipal Project-Specific Risk	The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk	The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Government, Legislative and Regulatory Risk	Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Certain Investment Instruments and Practices

This section provides additional information about some of the principal investment instruments and practices and related risks of the Fund described under “Summary of Principal Investment Strategies” and “Summary of Principal Risks” above. Most of these instruments and practices are discretionary, which means that the Investment Adviser can decide whether to use them or not. The Investment Adviser may also determine to use other instruments and practices in managing the Fund.

Corporate Debt Securities

The Fund may invest in U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) of domestic or foreign issuers. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

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The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest that are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Investment Adviser does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Investment Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Adviser may not accurately evaluate the security’s comparative credit rating.

High Yield Securities (“Junk Bonds”)

The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities as rated by Moody’s Investors Service or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc. or, if unrated, determined by the Investment Adviser to be of comparable quality. These securities are sometimes referred to as “high yield securities” or “junk bonds” and include securities of distressed companies. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.

Investment in lower rated corporate debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than that of issuers of higher quality debt securities. The Fund’s success in achieving its investment objective may depend more heavily on the Investment Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to seek recovery of its investments. In the case of high yield securities structured as zero-coupon bonds or pay-in-kind securities (see “Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities” below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions,

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whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities” below. The Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations” below), collateralized debt obligations, and asset-backed securities.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In 2008, FNMA and FHLMC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced

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by such mortgage-backed security holders. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Investment Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that such instruments do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity

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date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objectives and policies, the Investment Adviser may invest in various tranches of CMO bonds, including support bonds.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates, thereby creating the potential for capital depreciation on such securities.

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Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. See “Variable and Floating Rate Securities” below.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls (see “Borrowing” below). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry other risks, including but not limited to: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

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Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible. The Fund takes the position that asset-backed securities do not represent interests in any particular industry or group of industries for purposes of the Fund’s industry concentration restrictions.

Consistent with the Fund’s investment objectives and policies, the Investment Adviser also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”) and real estate-linked derivatives (see “Derivatives” below). Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to stockholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to stockholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Foreign Securities

The Fund may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations” below) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

An instrument is considered to be a foreign security if it is economically tied to a non-U.S. country. The Investment Adviser generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, the Investment Adviser generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

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Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Investment Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Investment Adviser generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. The Investment Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Investment Adviser generally will consider a country to be an emerging market country only if: (i) at least one supranational organization has classified it as an emerging or developing economy; and (ii) no other supranational organization has classified the country as a developed country.

Investment risk may be particularly high to the extent that the Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. The Fund may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Fund may invest may be relatively small, with a limited number of companies representing a small number of industries and with accompanying illiquidity and price volatility. Additionally, issuers in countries in which the Fund may invest may not be subject to a high degree of regulation and the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of their assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to the Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Fund may seek exceptions to those restrictions. If those restrictions are present and cannot by avoided by the Fund, the Fund’s returns may be lower.

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Settlement Risk. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards that are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as Counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, remedies may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Fund will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Fund invests. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund’s investment in that country.

Litigation. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Fund will seek to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Emerging markets are generally subject to greater social, economic and political uncertainty and instability. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

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Sovereign Debt. Investment in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in

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a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Currency Transactions

The Fund may purchase and sell currency options and currency futures contracts and related options (see “Derivative Instruments” below), and may engage in currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Fund may engage in these transactions in order to protect against uncertainty in the level of future exchange rates in the purchase and sale of securities. The Fund also may use currency options and currency forward contracts to increase exposure to a currency or to shift exposure to currency fluctuations from one country to another.

Investments in currencies or in securities that trade in, or receive revenues in, currencies are subject to currency risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A forward reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain forwards may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Investment Adviser (“Liquid Assets”) and are marked to market daily. Although forwards used for hedging purposes are intended to reduce the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund, and the Fund might be expected to enter into such contracts under the following circumstances, among others:

Lock In. The Investment Adviser may desire to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Investment Adviser wants to eliminate all or part of the risk of owning a particular currency, and/or if the Investment Adviser thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of any yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The Investment Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be

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expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transactions) if the Investment Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations under the contract. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Currency Hedging. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes. As a result, the Fund’s income distributions may be more volatile. Hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share. The Fund’s investments in foreign currency denominated debt obligations and foreign currency hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. Under applicable law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. The extent to which these limits apply is subject to as yet unissued tax regulations. Hedging also may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Certain Additional Tax Matters” below.

Currency-Related Securities

Currency Warrants. Currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Currency warrants are severable from the debt obligations with which they may be offered,

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and may be listed on exchanges. Currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized currency options issued by the Options Clearing Corporation (“OCC”). Unlike currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Municipal Bonds

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“municipal bonds”). Municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company. General obligation bonds are obligations involving the credit of an issuer possessing tax power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor) and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

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The Fund may invest in municipal bonds that finance certain projects, such as those relating to education, health care, housing, transportation and utilities, as well as in industrial development bonds. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of these types of projects or industrial development bonds.

The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency securities”)). While still tax-exempt, pre-refunded municipal bonds usually will bear an Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk (i.e., the risk that securities will decline in value because of an increase in interest rates) and market risk (i.e., the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictable, due to factors affecting the securities markets in generally or particular industries). In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”), the Fund’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.

The Fund may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to stockholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt municipal bonds. For example, taxable funds, including the Fund, may choose to invest in Build America Bonds. Although Build America Bonds are only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds. As a result, the Fund may increase its holdings of Build America Bonds and other investments permitted by the Fund’s investment objectives and policies.

The Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Fund also may purchase unrated lease obligations if determined by the Investment Adviser to be of comparable quality to rated securities in which the Fund is permitted to invest.

The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

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Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

In a transaction in which the Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited in the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund where the Fund did not previously own the underlying municipal bond.

The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in such securities

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deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal bonds are subject to interest rate, credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”)” above.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which

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might adversely affect the payment of principal and interest on those obligations, and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Investment Adviser has made a credit quality assessment. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Loans and Loan Participations

The Fund may purchase commercial loans and other indebtedness and participations in commercial loans and other indebtedness. Such investments may be secured or unsecured. Loans and loan participations are different from traditional debt securities in that debt securities are part of an issue of securities to the public and a loan may not be a security, but represents a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loans and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loans and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to enforce appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly

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speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. The Fund may make investments in loans and loan participations to achieve capital appreciation, rather than to seek income.

The Fund limits the amount of its total assets that it will invest in any one issuer and in issuers within the same industry. For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loans and loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” Liquid Assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets. Participation interests in delayed funding loans and revolving credit facilities are subject to the limitations and risks discussed in “Loans and Loan Participations” above.

Trade Claims

The Fund may purchase trade claims and similar obligations. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for

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products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers and may involve companies that are already in insolvency or bankruptcy proceedings. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Creditor Liability and Participation on Creditors Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees. Such participation may also make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Investment Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of such securities by exercising warrants to purchase common stock or other equity securities with similar voting rights, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Board may change this policy at any time.

Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities may offer higher income than the common stocks into which they are convertible. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of such securities by exercising conversion rights to purchase common stock or other equity securities with similar voting rights, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Board may change this policy at any time.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less

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risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or the Investment Adviser also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Investment Adviser believes that such a combination may better achieve the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank

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that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Equity Securities

While the securities in which the Fund primarily intends to invest are expected to consist of fixed income securities, the Fund may invest in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Investment Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in this document. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Under the Fund’s current policy, it is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Board may change this policy at any time.

Bank Capital Securities

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that, under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

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Trust Preferred Securities

The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and may be subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders to sell their holdings. In assessing the risks of trust preferred securities, the Investment Adviser will look to the condition of the financial institution, as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to the holders of its securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate or floating rate obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Stripped Mortgage-Backed Securities” above for a discussion of IOs and POs.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. These securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected at least in part from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. Moreover, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), the Fund may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though the Fund does not receive its principal until maturity or sale.

Structured Products

The Fund may invest in various structured products, including instruments such as credit-linked securities and commodity-linked securities. The terms of the instrument are “structured” by the purchaser and the seller issuing the instrument. Structured products may include debt securities, such as structured notes, as well as securities other than debt securities. A structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased income or total return. Structured products may not bear interest or pay dividends. A structured product may be positively or negatively indexed, so that appreciation in the benchmark may produce an increase or a decrease in the value of the structured product or its interest rate. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. As a result of these factors, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed or floating rate of interest. The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product. In addition, structured products may be more volatile, less liquid and more difficult to price accurately than less complex instruments or more traditional debt securities. These risks may cause significant fluctuations in the net asset value of the Fund.

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Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Securities. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked securities may be either equity or debt securities, and leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked securities that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or otherwise implement event-linked strategies. Event-linked exposure typically is contingent on the occurrence or nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities (such special purpose entities being created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange

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(e.g., the New York Stock Exchange) during normal trading hours. However, as with traditional debt securities, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. In addition, although an ETN may be listed on an exchange, the issuer may not be required or able to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that might change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs, particularly those that use leverage, can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Derivative Instruments

The Fund may, but is not required to, invest some or all of its assets in derivative instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, real estate and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

General Risks. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following discussion provides a general summary of important risk factors relating to the derivative instruments that may be used by the Fund. Some of these risk factors are described in more detail in the description of particular derivative instruments below this summary.

Management Risk. Derivative products are highly specialized and complex instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative

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itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or “earmark” Liquid Assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Investment Adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates and other economic factors. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. If the Investment Adviser incorrectly forecasts the values of securities, currencies, interest rates or other economic factors in using derivatives for the Fund, the Fund may incur losses and might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Operational, Regulatory and Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and are often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives raise additional operational and regulatory complexities, including those in the areas of documentation, systems, internal controls, risk management, compliance, custody, accounting, financial reporting, tax, and disclosure. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Certain Types of Derivatives. The Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and commodity indexes, and enter into interest rate, currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition or performance of a particular instrument or index, to tailor exposure to various sectors or risks, or otherwise as part of its overall investment strategies. The Fund also may purchase and sell currency options for purposes, among others, of increasing and decreasing exposure to a currency or shifting exposure to currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to currencies. The Fund also may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, futures options or swap agreements are offered in the future, the Fund also may use those instruments, provided that the Board of Directors determines that their use is consistent with the Fund’s investment objectives and policies.

Options on Securities and Indexes. The Fund may purchase and sell both put and call options on fixed income or other securities or indexes in contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and in agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

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If the Fund writes a call option on a security or an index, it may “cover” its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, Liquid Assets in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund, or by maintaining with its custodian Liquid Assets in an amount equal to the market value of the security or index underlying the option. A call option written by the Fund is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” Liquid Assets. A put option on a security or an index written by the Fund is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Directors equal to the exercise price. A put option written by the Fund is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” Liquid Assets.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” Liquid Assets equivalent to the amount, if any, by which the put is “in the money.”

Certain Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

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If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a currency gives the purchaser of the option the right to sell a currency at the exercise price until the option expires. A call option on a currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Options on foreign currencies possess many of the same characteristics as options on securities and indexes (discussed above).

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are generally traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. The Fund also may invest in currency futures contracts and options thereon.

An interest rate, commodity, currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. The Fund also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”), the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (the

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“CEA”), and it is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.

Certain Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or futures commission merchant, if legally permitted) a specified amount of assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” Liquid Assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) Liquid Assets that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) Liquid Assets that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in Liquid Assets with the Fund’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” Liquid Assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” Liquid Assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

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When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) Liquid Assets that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) Liquid Assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with longer maturities are segregated or “earmarked” to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, the potential risk of leverage resulting from the use of securities with longer maturities may be mitigated by the overall duration target of the Fund. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the target.

The requirements for qualification as a regulated investment company under the Code also may limit the extent to which the Fund may enter into futures and futures options.

Certain Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, certain futures and futures options can be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

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Certain Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. If the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject the Fund’s investments to greater volatility than investments in traditional securities.

Certain Additional Risks of Derivative Instruments. Options on securities, indexes and foreign currencies, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities (including securities of exchange-traded funds) and commodities, and credit and event-linked swaps. The Fund also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swap options”). The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objectives and policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of Liquid Assets or by entering into an offsetting position. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations indexes or one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If a credit event occurs, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk and credit risk. Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objectives will depend on the Investment

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Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have extended terms, swap agreements may be relatively illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Investment Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public.

For purposes of applying the Fund’s investment policies, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Fund’s investment policies the Fund will value the credit default swap at its notional amount.

Risk of Potential Government Regulation of Derivatives. Government legislation and regulation of various types of derivative instruments, including forwards, options, futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is not possible to predict the future effects of legislation and regulation in this area. Certain recent legislative and regulatory activity, including the Wall Street Reform and Consumer Protection Act of 2010, could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases or sales are outstanding, the Fund will segregate or “earmark” until the settlement date Liquid Assets or otherwise cover its position in an amount sufficient to meet the Fund’s obligation. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may renegotiate a when-issued, delayed delivery, or forward commitment transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Standby Commitment Agreements

The Fund may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be sold at the option of the seller. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, the Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be sold and, if such securities are sold, the value of the securities on the date of sale may be more or less than the purchase price. The Fund will segregate or “earmark” Liquid Assets or otherwise cover its position in an amount sufficient to meet the Fund’s obligation.

Illiquid Securities

The Fund may invest without limit in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, that is, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid securities are considered to include, among others, over-the-counter options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, and fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund also may borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.

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Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage prior to the declaration of any dividend or the purchase of any of its stock even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, sale-buybacks, and economically similar transactions, that can be viewed as a form of borrowing by the Fund. To the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of Liquid Assets equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a borrowing by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. The Fund intends to engage in such segregation or “earmarking” in connection with such transactions. Borrowing creates leveraging risk for the Fund and will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed may be accompanied by a pledge of the Fund’s assets and will be subject to interest and other costs that may or may not be offset by any return on any securities purchased.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the sale proceeds may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Short Sales

The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) to take advantage of a perceived relationship between the value of two securities as part of a risk arbitrage strategy, or (v) as part of its overall portfolio management strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and any securities being hedged.

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To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” Liquid Assets equal to the current market value of the securities sold short, or will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdictions.

Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders. Short sales also may be subject to the “constructive sales” rules discussed under “Certain Additional Tax Matters.”

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending also involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated investment vehicles. The Fund bears the risk of such investments.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Investments in Other Investment Companies

The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. Such investment companies or other pooled vehicles may be affiliated with the Investment Adviser. As a shareholder of an investment company or other pooled vehicle, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Temporary Investment

If the Investment Adviser believes that economic or market conditions are unfavorable to investors, the Investment Adviser may temporarily invest up to 100% of the Fund’s assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in money market and short-term bond funds, including funds affiliated with the Investment Adviser, for temporary cash management purposes.

Fundamental Investment Policies and Restrictions

The Fund is subject to certain fundamental investment policies and restrictions that may not be changed without stockholder approval. Stockholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of

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the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

(1)	The Fund is a “diversified company,” as that term is defined in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(3)	The Fund may not purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein.

(4)	The Fund may not purchase or sell commodities or commodities contracts or interests in oil, gas or mineral programs, although it may purchase or sell securities secured by oil, gas or minerals or interests therein, or securities issued by companies that invest in, produce or transmit oil, gas, or minerals. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts; currencies or currency forward contracts; options on futures contracts, securities, currencies and other instruments; structured products; swap agreements; or any other interest rate-related, securities-related or currency-related derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	The Fund may borrow money, or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may make loans only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Investment Policies and Restrictions

The Fund is also subject to the following non-fundamental investment policies and restrictions that may be changed by the Fund’s Board of Directors without stockholder approval.

(A)	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities. The Fund will provide stockholders with at least 60 days’ notice prior to making any changes to this policy. For purposes of this restriction, investments in income producing securities may be represented by derivatives, such as forwards, options, futures contracts, or swap agreements, based on such securities or by repurchase agreements collateralized by such securities.

(B)	The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated below Baa by Moody’s Investors Service or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc. or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

(C)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

(D)	The Fund will normally limit its foreign currency exposure from non-U.S. dollar-denominated securities or currencies to 20% of its total assets.

(E)	The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

(F)	The Fund may invest up to 10% of its total assets in preferred stocks.

(G)	The Fund may invest up to 5% of its net assets in warrants to purchase securities.

(H)	The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

(I)	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and except for margin and similar deposits in connection with transactions in options, futures, options on futures, swaps and short positions.

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(J)	The Fund may engage in short sales to the extent permitted by the federal securities laws and the rules and interpretations thereunder.

Certain Additional Tax Matters

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its stockholders. The discussion of tax matters throughout this document is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) that may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion in this document is not intended as a substitute for careful tax planning.

Original Issue Discount and Market Discount. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Options, Futures and Forward Contracts and Swap Agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be “Section 1256 contracts” under the Internal Revenue Code. Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

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Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for the Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to the Fund’s assets, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. For example, under current IRS revenue rulings, income derived from commodity index-linked swaps is not treated as qualifying income for purposes of the qualifying income requirement. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, under current IRS rulings, income from certain commodity index-linked notes is treated as qualifying income. As a result, the Fund will generally seek to gain any exposure to the commodity markets primarily through investments in commodity-linked notes. See “Structured Products” above.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

Passive Foreign Investment Companies. The Fund may invest in the securities of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC security. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC securities are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC securities. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC securities at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss

Montgomery Street Income Securities, Inc.	75

from an actual disposition of PFIC securities would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC securities.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC securities, and may subject the Fund itself to tax on certain income from PFIC securities, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC securities.

Foreign Currency Transactions. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its stockholders as ordinary income.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Constructive Sales. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Portfolio Transactions and Brokerage

Portfolio Turnover. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market

76	Montgomery Street Income Securities, Inc.

movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Investment Decisions and Portfolio Transactions. Investment decisions for the Trust and for the other investment advisory clients of the Investment Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by the Investment Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Investment Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Investment Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Investment Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

The Investment Adviser may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. The Investment Adviser may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

The Investment Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of the Investment Adviser when, in the Investment Adviser’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, the Investment Adviser allocates trades prior to execution. When pre-execution allocation is not feasible, the Investment Adviser promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day.

As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, the Investment Adviser may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more of the Investment Adviser’s other clients from that or another broker-dealer. The Investment Adviser has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services. There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Investment Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund through brokers and dealers selected by it in its discretion. In so doing, the Investment Adviser uses its best efforts to obtain for the Fund the best execution available. In seeking best execution, the Investment Adviser, having in mind

Montgomery Street Income Securities, Inc.	77

the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year to year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by the Investment Adviser on behalf of the Fund.

The Investment Adviser may receive research services from broker-dealers with which the Investment Adviser places the Fund’s portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Investment Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund would not be reduced in the event that the Investment Adviser and its affiliates received such services. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Investment Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Investment Adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Investment Adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Investment Adviser clients, and the Investment Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

General

Unless otherwise indicated, all investment objectives, policies, restrictions, strategies, instruments and practices may be changed by the Board without stockholder approval. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this document. These securities and techniques may subject the Fund to additional risks.

Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service (or, if unrated, in a determination of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating services assign different ratings to the same security, the Fund will use the highest rating.

The manner in which certain securities and other instruments are valued by the Fund for purposes of applying the Fund’s investment policies may differ from the manner in which those investments are valued for other purposes or by other investors. For example, for purposes of applying the Fund’s investment policies, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Fund’s investment policies the Fund will value the credit default swap at its notional amount.

The Fund has certain investment policies, restrictions, or practices that are applicable “normally” or under “normal circumstances.” In the discretion of the Investment Adviser, these investment policies, restrictions, or practices may not apply during periods of unusual or adverse market, economic, political or other conditions. Such conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or in particular industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such conditions may continue for extended periods of time.

78	Montgomery Street Income Securities, Inc.

Notes

Notes

Jackson Fund Services

225 West Wacker Drive Suite 1200

Chicago, IL 60606

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

MSIS

(42065 8/10)

Item 2.      Code of Ethics.

Not applicable.

Item 3.      Audit Committee Financial Expert.

Not applicable.

Item 4.      Principal Accountant Fees and Services.

Not applicable.

Item 5.      Audit Committee of Listed Registrants.

Not applicable.

Item 6.      Investments.

(a)           Included in Report to Stockholders under Item 1.

(b)           Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    As of March 15, 2010 and through the present, Mark R. Kiesel and Saumil H. Parika of Pacific Investment Management Company LLC (“PIMCO”) are responsible for the day-to-day investment management of the registrant.  Below are descriptions of each individual’s business experience:

Mark R. Kiesel
Mr. Kiesel is a managing director in the Newport Beach office, a generalist portfolio manager, global head of the corporate bond portfolio management group and a senior member of the investment strategy and portfolio management group. In his role as global head of corporate bond portfolio management, he oversees the firm's investment grade credit, high yield and bank loan business. He also manages corporate and equity portfolios for the firm. He joined PIMCO in 1996 and previously served as PIMCO's head of equity derivatives and as a senior credit analyst. He has 16 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Saumil H. Parikh, CFA
Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams.  Mr. Parikh joined PIMCO in 2000 and previously served as a research analyst.  He has 11 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

The other accounts managed by the registrant’s portfolio managers are as follows as of June 30, 2010:

All Accounts
Portfolio Manager	Account Category	Number of Accounts	MV USD ($MM)
Mark R. Kiesel
	Registered Investment Companies	5	19,154.91
	Other Pooled Vehicle	12	14,587.22
	Separate Account	112	35,452.17
Saumil H. Parikh
	Registered Investment Companies	5	1,955.36
	Other Pooled Vehicle	5	1,420.27
	Separate Account	42	23,176.93

Performance Fee Based Accounts
Portfolio Manager	Account Category	Number of Accounts	MV USD ($MM)
Mark R. Kiesel
	Other Pooled Vehicle	2	110.11
	Separate Account	7	2,358.43
Saumil H. Parikh
	Separate Account	10	5,620.42

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the registrant, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.  Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the registrant, track the same index the registrant tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the registrant.  The other accounts might also have different investment objectives or strategies than the registrant.

Knowledge and Timing of Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the registrant.  Because of their positions with the registrant, the portfolio managers know the size, timing and possible market impact of the registrant’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the registrant.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the registrant and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the registrant and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the registrant and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the registrant, other investment companies, and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the registrant’s investment opportunities may also arise when the registrant and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the registrant owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the registrant’s investment opport unities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the registrant.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the registrant and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the registrant.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the registrant.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the registrant and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

As of June 30, 2010, PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long-term incentive component.

Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

The Total Compensation Plan consists of three components:

·
Base Salary – Base salary is determined based on core job responsibilities, market factors and business considerations.  Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

·
Performance Bonus – Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm.  Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year.  The objectives will outline individual goals according to pre-established measures of group or department success.  Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

·
Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm.  The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm.  M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.  Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan.  The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

·
3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

·	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

·	Amount and nature of assets managed by the portfolio manager;

·	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

·	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

·	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

·	Contributions to asset retention, gathering and client satisfaction;

·	Contributions to mentoring, coaching and/or supervising; and

·	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership
The respective portfolio managers were not a beneficial owner of shares of the registrant as of June 30, 2010.

The information in this Item 8(b) was provided by PIMCO.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 – January 31	0	0	n/a	n/a
February 1 – February 28	4,000	15.16	n/a	n/a
March 1 – March 31	4,000	15.34	n/a	n/a
April 1 – April 30	0	0	n/a	n/a
May 1 – May 31	7,000	15.29	n/a	n/a
June 1 – June 30	0	0	n/a	n/a
Total	15,000	15.27	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11.    Controls and Procedures.

(a)
The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)
There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)        Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	August 27, 2010

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	August 27, 2010

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended